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                                POWER OF ATTORNEY
                       RIVERSOURCE LIFE INSURANCE COMPANY

Gumer C. Alvero       Kevin E. Palmer
Timothy V. Bechtold   Bridget M. Sperl
Brian J. McGrane      David K. Stewart

Do hereby jointly and severally authorize Scott E. Creutzmann, Elisabeth A. Dahl Chris R. Long, Mary Ellyn Minenko, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers, Tara W. Tilbury, or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 30th day of August, 2007.



/s/ Gumer C. Alvero                     /s/ Kevin E. Palmer
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Kevin E. Palmer
Director and Executive Vice             Director, Vice President and
President - Annuities                   Chief Actuary


/s/ Timothy V. Bechtold                 /s/ Bridget M. Sperl
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     Bridget M. Sperl
Director and President                  Executive Vice President -
                                        Client Services


/s/ Brian J. McGrane                    /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Brian J. McGrane                        David K. Stewart
Director, Executive Vice President      Vice President and Controller
and Chief Financial Officer

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                             1933           1940
                                                                                            Act No.       Act No.
                                                                                        --------------   ---------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                                   811-07247
Privileged Assets Select Annuity                                                            333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                                                      811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio
Plus/RiverSource Personal Portfolio                                                         333-139757
RiverSource Preferred Variable Annuity                                                      333-139758
Evergreen Essential Variable Annuity                                                        333-139763
Evergreen New Solutions Variable Annuity                                                    333-139763
Evergreen New Solutions Select Variable Annuity                                             333-139759
Evergreen Pathways Variable Annuity                                                         333-139759
Evergreen Privilege Variable Annuity                                                        333-139759
RiverSource AccessChoice Select Variable Annuity                                            333-139759
RiverSource Endeavor Plus Variable Annuity                                                  333-139759
RiverSource Endeavor Select Variable Annuity                                                333-139763
RiverSource FlexChoice Variable Annuity                                                     333-139759
RiverSource FlexChoice Select Variable Annuity                                              333-139759
RiverSource Galaxy Premier Variable Annuity                                                 333-139761
RiverSource Innovations Variable Annuity                                                    333-139763
RiverSource Innovations Classic Variable Annuity                                            333-139763
RiverSource Innovations Classic Select Variable Annuity                                     333-139763
RiverSource Innovations Select Variable Annuity                                             333-139763
RiverSource New Solutions Variable Annuity                                                  333-139763
RiverSource Pinnacle Variable Annuity                                                       333-139761
RiverSource Platinum Variable Annuity                                                       333-139760
RiverSource Signature Variable Annuity                                                      333-139762
RiverSource Signature One Variable Annuity                                                  333-139762

                                                                                             1933           1940
                                                                                            Act No.       Act No.
                                                                                        --------------   ---------
RiverSource Signature One Select Variable Annuity                                           333-139762
RiverSource Signature Select Variable Annuity                                               333-139760
Wells Fargo Advantage Variable Annuity                                                      333-139762
Wells Fargo Advantage Builder Variable Annuity                                              333-139762
Wells Fargo Advantage Builder Select Variable Annuity                                       333-139762
Wells Fargo Advantage Choice Select Variable Annuity                                        333-139759
Wells Fargo Advantage Choice Variable Annuity                                               333-139759
Wells Fargo Advantage Select Variable Annuity                                               333-139763
RIVERSOURCE ACCOUNT F                                                                                     811-2317
RiverSource Variable Retirement & Combination Retirement Annuities                             2-73114
RiverSource Employee Benefit Annuity                                                          33-52518
RiverSource Flexible Annuity                                                                   33-4173

RiverSource Group Variable Annuity Contract                                                   33-47302
RIVERSOURCE VARIABLE ANNUITY FUND A                                                                       811-1653
RiverSource Variable Annuity Fund A                                                            2-29081
RIVERSOURCE VARIABLE ANNUITY FUND B                                                                       811-1674
RiverSource Variable Annuity Fund B - Individual                                               2-29358
RiverSource Variable Annuity Fund B - Group                                                    2-47430
RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                                                        33-62407
RiverSource Retirement Advisor Variable Annuity                                              333-79311
RiverSource Retirement Advisor Variable Annuity - Band 3                                     333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                              333-79311
RiverSource Retirement Advisor Advantage Variable Annuity - Band 3                           333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                              333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor
4 Access Variable Annuity                                                                    333-79311
RIVERSOURCE ACCOUNT SBS                                                                                  811-06315
RiverSource Symphony Annuity                                                                  33-40779
RIVERSOURCE MVA ACCOUNT                                                                                  N/A
Evergreen Essential Variable Annuity                                                        333-139776
Evergreen New Solutions Variable Annuity                                                    333-139776
Evergreen New Solutions Select Variable Annuity                                             333-139776
Evergreen Pathways Variable Annuity                                                         333-139776
Evergreen Privilege Variable Annuity                                                        333-139776
RiverSource AccessChoice Select Variable Annuity                                            333-139776
RiverSource Endeavor Plus Variable Annuity                                                  333-139776
RiverSource Endeavor Select Variable Annuity                                                333-139776
RiverSource FlexChoice Variable Annuity                                                     333-139776
RiverSource FlexChoice Select Variable Annuity                                              333-139776

RiverSource Galaxy Premier Variable Annuity                                                 333-139776
RiverSource Innovations Variable Annuity                                                    333-139776
RiverSource Innovations Classic Variable Annuity                                            333-139776
RiverSource Innovations Classic Select Variable Annuity                                     333-139776
RiverSource Innovations Select Variable Annuity                                             333-139776
RiverSource New Solutions Variable Annuity                                                  333-139776
RiverSource Pinnacle Variable Annuity                                                       333-139776
RiverSource Signature Variable Annuity                                                      333-139776
RiverSource Signature One Variable Annuity                                                  333-139776
RiverSource Signature One Select Variable Annuity                                           333-139776
RiverSource Signature Select Variable Annuity                                               333-139776
Wells Fargo Advantage Variable Annuity                                                      333-139776
Wells Fargo Advantage Builder Variable Annuity                                              333-139776
Wells Fargo Advantage Builder Select Variable Annuity                                       333-139776
Wells Fargo Advantage Choice Select Variable Annuity                                        333-139776
RIVERSOURCE ACCOUNT MGA                                                                                  N/A
RiverSource Guaranteed Term Annuity                                                         333-114888
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                        333-114888
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity                                                                     333-114888
RiverSource Guaranteed Variable Annuity Contract                                              33-48701
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                                811-4298
RiverSource Single Premium Variable Life Insurance                                           333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -
Estate Series                                                                                333-69777
RiverSource Variable Second-To-Die Life Insurance                                             33-62457
RiverSource Variable Universal Life Insurance                                                 33-11165

RiverSource Variable Universal Life III                                                      333-69777
RiverSource Succession Select Variable Life Insurance                                         33-62457
RiverSource Single Premium Variable Life Insurance Policy                                      2-97637
RIVERSOURCE VARIABLE LIFE ACCOUNT                                                                        811-09515
RiverSource Signature Variable Universal Life Insurance                                      333-84121
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                                      811-4652
RiverSource Single Premium Variable Life Insurance Policy                                      33-5210